UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2020, the Annual Meeting of Stockholders (the “Meeting”) of Santander Consumer USA Holdings Inc. (the “Company”) was held virtually as a live audio webcast. As of the close of business on April 13, 2020, the record date for the Meeting, there were 321,118,420 shares of the Company’s common stock outstanding, with each share entitled to one vote on each matter presented for consideration at the Meeting. The holders of 314,537,288 shares of the Company’s common stock were present in person, or represented by proxy, at the Meeting. At the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1 – Company Proposal – Election of Directors. The Company’s stockholders elected all 10 individuals nominated for election as directors, as set forth in the Company’s proxy statement, dated April 24, 2020, to serve on the Company’s Board of Directors until the Company’s 2021 Annual Meeting of Stockholders. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Withhold	Broker Non-Votes
Mahesh Aditya	274,626,761	25,271,389	14,639,138
Homaira Akbari	299,464,204	433,946	14,639,138
Juan Carlos Alvarez de Soto	298,457,554	1,440,596	14,639,138
Stephen A. Ferriss	277,201,985	22,696,165	14,639,138
Victor Hill	298,160,518	1,737,632	14,639,138
Edith E. Holiday	297,114,977	2,783,173	14,639,138
Javier Maldonado	256,199,037	43,699,113	14,639,138
Robert J. McCarthy	298,999,174	898,976	14,639,138
William F. Muir	299,371,809	526,341	14,639,138
William Rainer	275,484,948	24,413,202	14,639,138

Proposal 2 – Company Proposal – Ratification of Independent Accountants. The Company’s stockholders voted on and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The following table sets forth the vote of the stockholders at the Meeting with respect to this proposal:

For	Against	Abstain
314,471,560	6,756	58,972

Proposal 3 – Stockholder Proposal – Request for the preparation and approval of a report related to the monitoring and management of certain risks related to vehicle lending. The Company’s stockholders voted and did not approve the proposal by the AFL-CIO Reserve Fund requesting the preparation and approval of a report related the monitoring and management of certain risks related to vehicle lending. The following table sets forth the vote of the stockholders at the Meeting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
36,219,985	262,005,965	1,672,199	14,639,139

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Date: June 12, 2020	By:	/s/ Christopher Pfirrman
Christopher Pfirrman
Chief Legal Officer